UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2017

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	1-1373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(262) 636-1200

(Former name or former address, if changed since last report.)	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230 .40 5 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240 .12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2017 Annual Meeting of Shareholders held on July 20, 2017, the shareholders of Modine Manufacturing Company (the “Company”) approved the Company’s 2017 Incentive Compensation Plan (the “Plan”).  3,600,000 shares of the Company’s common stock are available for issuance under the Plan, subject to adjustment as provided in the Plan.  A description of the Plan is included in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on June 20, 2017, under the heading “Item 2 – Approval of the Modine Manufacturing Company 2017 Incentive Compensation Plan.”  The foregoing description of the Plan is qualified in its entirety by the Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Bylaws

On July 20, 2017, the Board of Directors of the Company adopted an amendment to the Company’s Bylaws to remove the potential for a Director to assume an “Emeritus Director” position upon retirement from the Board.

Section 3.15 of the Company’s Bylaws is amended to read as follows:

3.15          Retirement.  Each director shall be retired at the close of the term in which he attains the age of seventy (70) years except that this provision shall not apply to any director who has been exempted from this provision by a resolution passed by a two-thirds vote of the Board of Directors.

The foregoing description of the Bylaws is qualified in its entirety by reference to the actual Bylaws, which are filed as Exhibit 3.1 to this Form 8-K and are hereby incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

Election of Directors

On July 20, 2017, the shareholders of Modine Manufacturing Company voted to elect David J. Anderson, Larry O. Moore, and Marsha C. Williams to serve as directors until the 2020 Annual Meeting of Shareholders and until their successors are duly elected and qualified.  The results of the vote were as follows:

Director	For	Against	Abstain	Broker Non-Votes
David J. Anderson	39,246,335	181,685	26,806	3,854,143
Larry O. Moore	39,185,173	245,865	23,788	3,854,143
Marsha C. Williams	38,147,157	1,235,723	71,946	3,854,143

Approval of the 2017 Incentive Compensation Plan

The shareholders approved the Company’s 2017 Incentive Compensation Plan.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
34,236,011	5,169,935	48,880	3,854,143

Approval of Advisory Vote on Named Executive Officer Compensation (Say on Pay)

The shareholders approved the advisory vote on named executive officer compensation.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
36,750,391	2,421,062	283,373	3,854,143

Approval of Advisory Vote on the Frequency of Shareholder Advisory Votes on Executive Compensation

The shareholders approved one year as the frequency of shareholder votes on executive officer compensation.  The results of the vote were as follows:

One Year	Two Years	Three Years	Abstain
33,353,935	129,771	5,950,294	20,826

Consistent with the Board’s recommendation and in light of the vote of the Company’s shareholders on this proposal, the Board has determined that the Company will hold an advisory vote on executive compensation on an annual basis.

Ratification of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.  The results of the vote were as follows:

For	Against	Abstain
40,690,994	2,462,916	155,059

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

3.1	Bylaws of Modine Manufacturing Company, as amended, effective July 20, 2017.

10.1	2017 Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ Margaret C. Kelsey
Margaret C. Kelsey Vice President, Legal and Corporate Communications, General Counsel and Secretary

Date: July 25, 2017

Exhibit Index

Exhibit No.	Exhibit Description

3.1	Bylaws of Modine Manufacturing Company, as amended, effective July 20, 2017.

10.1	2017 Incentive Compensation Plan